UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Pkwy, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Bo J. Howell

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, Ohio 45244

Registrant's telephone number, including area code: 877-244-6235

Date of fiscal year end: 05/31/2026

Date of reporting period: 05/31/2026

ITEM 1.	REPORTS TO SHAREHOLDERS.

The Annual report to Shareholders of the M3Sixty Small Cap Growth Fund, a series of the 360 Funds (the “registrant”), for the fiscal year ended May 31, 2026 pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1) is filed herewith.

M3Sixty Small Cap Growth Fund	ANNUAL REPORT

Institutional Class (MCSCX)

May 31, 2026

This annual report to shareholders contains important information about the M3Sixty Small Cap Growth Fund (the “Fund”), for the year ended May 31, 2026. You can find the Fund’s prospectus, financial information on Form N-CSR, holdings, proxy voting information and other information at https://m3sixtyfunds.com/small-cap-growth/. You can also request this information without charge by contacting the Fund at (877) 244-6235.

What were the Fund costs for the year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class Shares	$116	0.99%

How has the Fund performed?

	1 Year	Since Inception of June 28, 2023 through May 31, 2026
M3Sixty Small Cap Growth Fund – Institutional Class	33.74%	12.48%
Russell 2000® Growth Total Return Index	41.87%	18.33%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance. The Fund’s past performance is not a good predictor of the Fund’s future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling (877) 244-6235.

The Russell 2000® Growth Total Return Index (“Russell 2000 Growth Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes Russell 2000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium-term (2-year) growth, and higher sales per share historical growth (5 years).  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

How did the Fund perform last year?

For the year ended May 31, 2026, the Fund returned 33.74%, trailing the Russell 2000 Growth Index which returned 41.87%. The Fund underperformed its benchmark during the period, primarily due to stock selection and to our quality growth style being out of favor, particularly early in the period.

M3Sixty Small Cap Growth Fund	ANNUAL REPORT

Institutional Class (MCSCX)

May 31, 2026

What factors influenced performance during the past year?

The Fund saw strong absolute performance driven by renewed interest in domestic small cap equities. We are encouraged by the improved performance of our style and of higher-quality companies as the year progressed. Relative to the Fund’s benchmark, our top performing sectors were Information Technology, Industrials, and Health Care, but this outperformance was more than offset by weakness in Consumer Discretionary, Consumer Staples, and Communication Services during the period. While disappointed with the relative performance, we are pleased with the absolute return levels, and we are confident our investment process will keep the Fund invested in companies with proven track records, profitable operating models, and strong balance sheets. We believe companies with these characteristics will outperform over a complete investment cycle.

Our top contributors and detractors to performance were as follows:

Top Contributors	Top Detractors
Sterling Infrastructure, Inc.	Badger Meter, Inc.
Credo Technology Group Holding Ltd.	CBIZ, Inc.
Onto Innovation, Inc.	Corcept Therapeutics, Inc.
Diodes, Inc.	Amphastar Pharmaceuticals, Inc.
Fabrinet - Thailand	ExlService Holdings, Inc.

How has the Fund changed?

During the reporting period, the Fund revised its principal investment strategy in connection with amendments to Rule 35d-1 under the Investment Company Act of 1940 (the 'Names Rule'), which now requires funds with terms like 'growth' in their names to adopt a corresponding 80% investment policy. Effective September 26, 2025, the Fund revised its 80% policy to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization growth companies. This is a summary of certain changes to the Fund since June 1, 2025. For more complete information, you may review the Fund's prospectus, dated September 26, 2025 at https://m3sixtyfunds.com/small-cap-growth/or upon request at (877) 244-6235.

What are some Fund statistics?

Fund Statistics
Total Net Assets	$11,006,181	Investment Advisory Fees Paid	$0
Number of Portfolio Holdings	96	Portfolio Turnover Rate	32.18%

What did the Fund invest in?

Top Ten Holdings (as a % of Net Assets)
Sterling Infrastructure, Inc.	2.85%	Ensign Group, Inc.	1.95%
Onto Innovation, Inc.	2.32%	Modine Manufacturing Co.	1.86%
RBC Bearings, Inc.	2.05%	Diodes, Inc.	1.82%
Credo Technology Group Holding Ltd.	2.02%	Vishay Precision Group, Inc.	1.69%
Kulicke & Soffa Industries, Inc.	1.96%	A10 Networks, Inc.	1.64%

Sector Allocation (as a % of Portfolio)
Information Technology	28.61%	Energy	4.41%
Health Care	24.14%	Materials	1.61%
Industrials	22.10%	Consumer Staples	1.20%
Consumer Discretionary	8.87%	Real Estate	1.12%
Financials	7.40%	Utilities	0.54%

Additional information about the Fund

Additional information about the Fund, including its prospectus, financial information on Form N-CSR, holdings, proxy voting information and other information, is available on the Fund’s website at https://m3sixtyfunds.com/small-cap-growth/.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at (877) 244-6235 or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund.

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $8,500 with respect to the registrant’s fiscal year ended May 31, 2026 and $7,500 with respect to the registrant’s fiscal year ended May 31, 2025 for the M3Sixty Small Cap Growth Fund. The audit fees for the fiscal years ended May 31, 2026 and May 31, 2025 were paid to Tait Weller & Baker, LLP.

(b)	Audit-Related Fees. There were no fees billed during the fiscal year for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,000 with respect to the registrant’s fiscal year ended May 31, 2026 and $1,500 with respect to the registrant’s fiscal year ended May 31, 2025 for the M3Sixty Small Cap Growth Fund. The tax fees for the fiscal years ended May 31, 2026 and May 31, 2025 were paid to Tait Weller & Baker, LLP and the services comprising these fees were the preparation of the registrant’s 2026 federal income and excise tax returns.

(d)

All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended May 31, 2026 and $0 for the fiscal year ended May 31, 2025 for the M3Sixty Small Cap Growth Fund.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the last two fiscal years ended May 31, 2026 and May 31, 2025 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

(i)	Not applicable

(j)	Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS.

Included in annual financial statements and other information filed under item 7 of this form.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies:

M3Sixty Small Cap Growth Fund Institutional Class Shares (Ticker Symbol: MCSCX) A series of the 360 Funds

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

May 31, 2026

Investment Adviser:

M3Sixty Capital, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

IMPORTANT NOTE: The Securities and Exchange Commission (the “SEC”) adopted rule and form amendments which have resulted in changes to the design and delivery of annual and semi-annual reports (the “Reports”). The Reports are now streamlined to highlight key information about the M3Sixty Small Cap Growth Fund (the “Fund”). Certain information previously included in the Reports, including the Fund’s financial statements, will no longer appear in the Reports, but will be available online within the Annual and Semi-Annual Financial Statements and Additional Information, delivered free of charge, and filed with the SEC.

M3SIXTY SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2026	Annual Report

COMMON STOCK - 96.64%	Shares	Value

Auto Parts & Equipment - 2.03%
Dorman Products, Inc. (a)	1,267	$157,007
Gentherm, Inc. (a)	1,906	66,119
		223,126
Banks - 4.48%
First Financial Bankshares, Inc.	3,195	104,413
Glacier Bancorp, Inc.	3,550	168,802
Hope Bancorp, Inc.	5,337	66,926
Lakeland Financial Corp.	997	60,448
WesBanco, Inc.	2,686	93,070
		493,659
Biotechnology - 2.65%
Krystal Biotech, Inc. (a)	392	121,140
TG Therapeutics, Inc. (a)	2,938	111,468
Vericel Corp. (a)	1,765	58,827
		291,435
Building Materials - 3.57%
Armstrong World Industries, Inc.	344	54,318
Boise Cascade Co.	580	40,438
Modine Manufacturing Co. (a)	735	204,999
UFP Industries, Inc.	1,154	93,474
		393,229
Chemicals - 1.55%
Hawkins, Inc.	568	87,909
Quaker Chemical Corp.	577	82,817
		170,726
Commercial Services - 4.43%
Barrett Business Services, Inc.	2,329	75,786
CBIZ, Inc. (a)	2,130	70,716
CRA International, Inc.	754	104,617
EVERTEC, Inc. - Puerto Rico	2,331	57,040
Grand Canyon Education, Inc. (a)	559	83,766
Healthcare Services Group, Inc. (a)	4,653	95,852
		487,777
Computers - 2.66%
EPAM Systems, Inc. (a)	698	71,517
ExlService Holdings, Inc. (a)	3,378	98,063
Maximus, Inc.	967	59,886
Qualys, Inc. (a)	580	63,388
		292,854
Distribution & Wholesale - 1.11%
SiteOne Landscape Supply, Inc. (a)	1,128	122,501

Diversified Financial Services - 1.48%
Evercore, Inc.	352	119,983
PJT Partners, Inc. - Class A	280	42,812
		162,795
Electrical Components & Equipment - 1.05%
Insteel Industries, Inc.	4,199	115,431

M3SIXTY SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2026	Annual Report

COMMON STOCK - 96.64% (continued)	Shares	Value

Electronics - 4.77%
Badger Meter, Inc.	850	$105,315
Napco Security Technologies, Inc.	1,661	62,337
NVE Corp.	1,111	108,811
OSI Systems, Inc. (a)	729	158,011
Plexus Corp. (a)	337	90,437
		524,911
Engineering & Construction - 4.54%
Exponent, Inc.	1,339	78,090
MYR Group, Inc. (a)	232	107,894
Sterling Infrastructure, Inc. (a)	364	313,346
		499,330
Food - 0.68%
J & J Snack Foods Corp.	989	75,283

Hand & Machine Tools - 0.79%
Franklin Electric Co., Inc.	879	86,476

Healthcare - Products - 6.29%
CONMED Corp.	1,647	58,798
Globus Medical, Inc. (a)	1,842	150,823
iRadimed Corp.	1,366	123,842
LeMaitre Vascular, Inc.	1,443	136,580
Omnicell, Inc. (a)	1,832	80,864
UFP Technologies, Inc. (a)	643	141,524
		692,431
Healthcare - Services - 6.88%
Addus HomeCare Corp. (a)	1,706	156,406
Ensign Group, Inc.	1,281	214,760
National HealthCare Corp.	527	97,189
Pediatrix Medical Group, Inc. (a)	4,857	104,620
Pennant Group, Inc. (a)	1,665	57,026
U.S. Physical Therapy, Inc.	1,973	126,785
		756,786
Home Builders - 1.39%
Century Communities, Inc.	2,889	152,597

Household Products & Wares - 0.48%
WD-40 Co.	264	52,792

Internet - 1.41%
ePlus, Inc.	1,450	119,030
HealthStream, Inc.	1,465	36,581
		155,611

M3SIXTY SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2026	Annual Report

COMMON STOCK - 96.64% (continued)	Shares	Value

Leisure Time - 0.99%
YETI Holdings, Inc. (a)	2,262	$108,508

Machinery - Diversified - 3.74%
Albany International Corp.	2,171	140,442
Cactus, Inc. - Class A	2,218	128,733
Cognex Corp.	1,648	108,521
Power Solutions International, Inc. (a)	818	34,094
		411,790
Metal Fabricate & Hardware - 2.05%
RBC Bearings, Inc. (a)	395	225,924

Miscellaneous Manufacturing - 1.29%
Fabrinet - Thailand (a)	218	142,607

Oil & Gas Services - 3.10%
Innovex International, Inc. (a)	4,778	127,620
RPC, Inc.	7,631	50,517
Select Water Solutions, Inc.	9,069	162,607
		340,744
Pharmaceuticals - 7.18%
Amphastar Pharmaceuticals, Inc. (a)	6,918	130,404
Catalyst Pharmaceuticals, Inc. (a)	5,047	157,618
Corcept Therapeutics, Inc. (a)	1,749	121,538
Eton Pharmaceuticals, Inc. (a)	1,590	48,415
Harmony Biosciences Holdings, Inc. (a)	3,273	103,394
Pacira BioSciences, Inc. (a)	6,252	145,171
Supernus Pharmaceuticals, Inc. (a)	1,803	83,263
		789,803
REITS - 1.08%
Getty Realty Corp.	2,288	74,429
LTC Properties, Inc.	1,200	44,892
		119,321
Retail - 3.41%
La-Z-Boy, Inc.	2,117	79,557
Lithia Motors, Inc.	435	126,537
Ollie’s Bargain Outlet Holdings, Inc. (a)	995	81,222
Texas Roadhouse, Inc.	490	88,504
		375,820
Semiconductors - 9.92%
Diodes, Inc. (a)	1,900	200,108
Kulicke & Soffa Industries, Inc. - Singapore	2,116	215,599
MACOM Technology Solutions Holdings, Inc. (a)	246	89,701
Onto Innovation, Inc. (a)	988	255,141
Ultra Clean Holdings, Inc. (a)	1,696	145,127
Vishay Precision Group, Inc. (a)	1,486	186,211
		1,091,887

M3SIXTY SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2026	Annual Report

COMMON STOCK - 96.64% (continued)	Shares	Value

Software - 5.68%
ACI Worldwide, Inc. (a)	3,379	$147,561
Consensus Cloud Solutions, Inc. (a)	2,138	73,440
Donnelley Financial Solutions, Inc. (a)	1,850	73,427
LiveRamp Holdings, Inc. (a)	3,182	119,516
Paycom Software, Inc.	500	69,835
PDF Solutions, Inc. (a)	2,890	141,119
		624,898
Telecommunications - 4.00%
A10 Networks, Inc.	5,976	180,117
Credo Technology Group Holding Ltd. (a)	943	222,576
InterDigital, Inc.	148	37,309
		440,002
Transportation - 1.44%
Landstar System, Inc.	765	158,279

Water - 0.52%
California Water Service Group	1,262	56,916

TOTAL COMMON STOCK (Cost $8,787,678)		10,636,249

INVESTMENTS AT VALUE (Cost $8,787,678) - 96.64%		$10,636,249

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 3.36%		369,932

NET ASSETS - 100.00%		$11,006,181

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

The following abbreviations are used in this portfolio:

Ltd. - Limited

REITS - Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

M3SIXTY SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES

May 31, 2026	ANNUAL REPORT

Assets:
Investments, at cost	$8,787,678
Investments, at value	$10,636,249
Cash and cash equivalents	373,431
Due from Adviser	6,128
Receivables:
Interest	1,608
Dividends	5,116
Prepaid expenses	4,684
Total assets	11,027,216

Liabilities:
Payables:
Due to administrator	6,523
Accrued Trustee fees	1,454
Accrued expenses	13,058
Total liabilities	21,035
Commitments and contingencies (a)	—
Net Assets	$11,006,181

Sources of Net Assets:
Paid-in beneficial interest	$8,311,541
Total distributable earnings	2,694,640
Total Net Assets (Unlimited $0 par value shares of beneficial interest authorized)	$11,006,181

Institutional Class Shares:
Net assets	$11,006,181
Shares Outstanding (Unlimited $0 par value shares of beneficial interest authorized)	840,360
Net Asset Value, Offering and Redemption Price Per Share	$13.10

(a) See Note 9 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

M3SIXTY SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
ANNUAL REPORT

For the
Year Ended
May 31, 2026

Investment income:
Dividends	$92,003
Interest	13,761
Total investment income	105,764

Expenses:
Advisory fees (Note 5)	86,585
Accounting and transfer agent fees and expenses (Note 5)	70,738
Reports to shareholders	24,384
Legal fees	18,574
Trustee fees and expenses	16,526
Pricing fees	15,290
Audit fees	10,500
Non-12b-1 shareholder servicing expense	9,758
Miscellaneous	9,580
Compliance officer fees	9,077
Custodian fees	5,508
Registration and filing fees	4,973
Insurance	1,626
Total expenses	283,119
Less: fees waived and reimbursed (Note 5)	(175,970)
Net expenses	107,149

Net investment loss	(1,385)

Realized and unrealized gain:
Net realized gain on:
Investments	1,224,565
Net realized gain on investments	1,224,565

Net change in unrealized appreciation on:
Investments	1,962,236
Net change in unrealized appreciation	1,962,236

Net realized and unrealized gain on investments	3,186,801

Net increase in net assets resulting from operations	$3,185,416

The accompanying notes are an integral part of these financial statements.

M3SIXTY SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
ANNUAL REPORT

	For the	For the
	Year Ended	Year Ended
	May 31, 2026	May 31, 2025

Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(1,385)	$4,382
Net realized gain on investments	1,224,565	85,104
Net change in unrealized appreciation (depreciation) on investments	1,962,236	(500,666)
Net increase (decrease) in net assets resulting from operations	3,185,416	(411,180)

Distributions to shareholders from:
Distributable earnings - Institutional Class	(219,372)	(347,627)
Total distributions	(219,372)	(347,627)

Beneficial interest transactions (Note 3):
Increase (decrease) in net assets from beneficial interest transactions	(2,411,137)	4,524,271

Increase in net assets	554,907	3,765,464

Net Assets:
Beginning of year	10,451,274	6,685,810

End of year	$11,006,181	$10,451,274

The accompanying notes are an integral part of these financial statements.

M3SIXTY SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the years/period indicated.

	Institutional Class

	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	May 31, 2026		May 31, 2025	May 31, 2024 (a)

Net Asset Value, Beginning of Year/Period	$10.02		$10.78	$10.00

Investment Operations:
Net investment income (loss) (b)	(0.00	)(f)	0.01	0.02
Net realized and unrealized gain (loss) on investments	3.35		(0.25)	0.81
Total from investment operations	3.35		(0.24)	0.83

Distributions:
From net investment income	(0.01)		(0.01)	(0.02)
From net realized capital gains	(0.26)		(0.51)	(0.03)
Total distributions	(0.27)		(0.52)	(0.05)

Net Asset Value, End of Year/Period	$13.10		$10.02	$10.78

Total Return (c)	33.74%		(2.70)%	8.37	%(d)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$11,006		$10,451	$6,686

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.62%		3.04%	4.89	%(e)
After fees waived and expenses absorbed	0.99%		0.99%	1.01	%(e)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(1.64)%		(2.00)%	(3.64	)%(e)
After fees waived and expenses absorbed	(0.01)%		0.05%	0.24	%(e)

Portfolio turnover rate	32.18%		22.03%	18.74	%(d)

(a)	The M3Sixty Small Cap Growth Fund commenced operations on June 28, 2023.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Had the Adviser not waived fees/reimbursed expenses, total returns would have been lower.
(d)	Not annualized.
(e)	Annualized.
(f)	Net Investment loss was less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

M3Sixty Small Cap Growth Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2026

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The M3Sixty Small Cap Growth Fund (the “Fund”) is a series of 360 Funds (the “Trust”), which was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund is a diversified fund, and its investment objective is to seek long-term capital appreciation over a complete market cycle.

The Fund commenced operations on June 28, 2023.

The Fund offers one class of shares, institutional shares.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)            Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 2.

b)            Investments in Small-Cap Companies - The Fund may invest in securities of companies with small market capitalizations. Certain small-cap companies may offer greater potential for capital appreciation than larger companies. However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small-cap companies tend to be very volatile and speculative. Small-cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market. For example, they may be developing or marketing new products or services for markets that are not yet established or may never become established. In addition, small companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions. Small-cap companies may lack depth of management or may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies. Due to these and other factors, the Fund’s investments in small-cap companies may suffer significant losses. Further, there is typically a smaller market for the securities of a small-cap company than for securities of a large company. Therefore, investments in small-cap companies may be less liquid and subject to significant price declines that result in losses for the Fund.

c)            Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of and during the year ended May 31, 2026, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the Statement of Operations. During the year ended May 31, 2026, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and Delaware State.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of the year ended May 31, 2026 and for all other open tax years (year ended May 31, 2025 and the period ended May 31, 2024), the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next 12 months.

d)            Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in beneficial interest. There were no reclassifications necessary for the year ended May 31, 2026.

M3Sixty Small Cap Growth Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2026

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e)            Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)             Segment Reporting – The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity's chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund operates as a single reportable segment, an investment company whose investment objective is included in Note 1. In connection with the adoption of ASU 2023-07, the Chief Investment Officer of M3Sixty Capital, LLC (the “Adviser”) has been designated as the Fund’s CODM, who is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Financial Statements.

g)            Cash and Cash Equivalents - Cash is held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each account holder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy.

h)            Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.	SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated authority to the Adviser, as the Fund’s Valuation Designee, to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

M3Sixty Small Cap Growth Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2026

2.	SECURITIES VALUATIONS (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and REITs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities that are traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of May 31, 2026.

Financial Instruments - Assets		Level 2
	Level 1	(Other Significant
Security Classification (1)	(Quoted Prices)	Observable Inputs)	Totals
Common Stock (2)	$10,636,249	$—	$10,636,249
Totals	$10,636,249	$—	$10,636,249

(1)            As of and during the year ended May 31, 2026, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)            All common stock held in the Fund are Level 1 securities. For a detailed break-out of common stock by industry, please refer to the Schedule of Investments.

During the year ended May 31, 2026, no securities were valued using alternative procedures approved by the Board.

Pursuant to Rule 2a-5, securities for which market quotations are not readily available will have a fair value determined by the Valuation Designee (as defined by Rule 2a-5) in accordance with the fair value policies and procedures adopted by the Board and the Adviser. The Board will oversee the Valuation Designee's fair value determinations.

Growth Company Risk

Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general. Growth stocks may also fall out of favor and may underperform relative to the overall equity market at times.

M3Sixty Small Cap Growth Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2026

3.	BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest for the Fund for the year ended May 31, 2026 were as follows:

	Sold	Redeemed	Reinvested	Net Decrease
Institutional Class
Shares	90,625	(311,110)	17,961	(202,524)
Value	$1,034,527	$(3,653,295)	$207,631	$(2,411,137)

Transactions in shares of beneficial interest for the Fund for the year ended May 31, 2025 were as follows:

	Sold	Redeemed	Reinvested	Net Increase
Institutional Class
Shares	428,485	(36,859)	31,278	422,904
Value	$4,583,506	$(406,425)	$347,190	$4,524,271

4.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2026, aggregate purchases and sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$3,352,012	$6,177,303

There were no government securities purchased or sold during the year ended May 31, 2026.

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the Fund’s operations and investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser will receive a monthly management fee equal to an annual rate of 0.80% of the Fund’s net assets.

The Adviser has entered into an Amended Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, expenditures which are capitalized in accordance with GAAP and, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund in an amount that limits “Total Annual Fund Operating Expenses” to not more than 0.99% through at least June 30, 2026. These fee waivers and expense reimbursements are subject to recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, provided that the recoupment payments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limit then in effect, if any, and (ii) the expense limit in effect at the time the expenses to be repaid were incurred. Before September 30, 2027, this agreement may not be modified or terminated without the approval of the Board. Please see the table below for information regarding the management fees earned, fee waivers and expenses reimbursed during the year ended May 31, 2026, as well as amounts due to (from) the Adviser at May 31, 2026.

Advisory fees earned	$86,585
Fees waived and reimbursed	175,970
Payable to (Due from) Adviser	(6,128)

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are $501,299, of which $159,602 can be repaid no later than May 31, 2027, $165,727 can be repaid no later than May 31, 2028, and $175,970 can be repaid no later than May 31, 2029.

M3Sixty Small Cap Growth Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2026

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”), an affiliate of the Adviser. Pursuant to the ICSA, M3Sixty will provide day-to-day operational services to the Fund including, but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s compliance; and (j) maintaining shareholder account records.

For the year ended May 31, 2026, M3Sixty earned $70,738, including out of pocket expenses, pursuant to the ICSA.

The Fund has also entered into a Chief Compliance Officer Service Agreement (“CCO Agreement”) with M3Sixty. Pursuant to the CCO Agreement, M3Sixty agrees to provide a Chief Compliance Officer (“CCO”), as described in Rule 38a-1 of the 1940 Act, to the Fund for the year and on the terms and conditions set forth in the CCO Agreement.

For the year ended May 31, 2026, M3Sixty earned $9,077, including out of pocket expenses, pursuant to the CCO Agreement.

Certain officers and a Trustee of the Fund are also employees of M3Sixty and the Adviser.

The Fund has entered into a Distribution Agreement with Matrix 360 Distributors, LLC (“Matrix 360”), an affiliate of the Adviser and M3Sixty. Pursuant to the Distribution Agreement, Matrix 360 provides distribution services to the Fund. Matrix 360 serves as underwriter/distributor of the Fund. During the year ended May 31, 2026, no commissions were paid to Matrix 360.

6.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of the Fund’s investments at May 31, 2026 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$8,855,297	$2,762,740	$(981,788)	$1,780,952

The difference between book basis unrealized depreciation and tax-basis unrealized depreciation for the Fund is attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid by the Fund during the year ended May 31, 2026 were as follows:

Ordinary Income	Long-Term Capital Gains
$5,641	$213,731

The tax character of distributions paid by the Fund during the year ended May 31, 2025 were as follows:

Ordinary Income	Long-Term Capital Gains
$296,870	$50,757

The Fund’s tax basis distributable earnings are determined at the end of each fiscal year. As of May 31, 2026, the Fund’s most recent fiscal year end, the components of distributable earnings presented on an income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Post-October Capital Losses & Post-December Ordinary Loss	Net Unrealized Appreciation	Total Distributable Earnings
$125,259	$792,525	$—	$(4,096)	$1,780,952	$2,694,640

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. As of May 31, 2026, the Fund did not elect to defer any post-October losses. The Fund elected to defer post-December losses of $4,096.

M3Sixty Small Cap Growth Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2026

6.	TAX MATTERS (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of May 31, 2026, the Fund did not have any capital loss carryforwards for federal income tax purposes available to offset future capital gains.

During the year ended May 31, 2026, the Fund utilized no capital loss carryforwards.

In accordance with accounting pronouncements, the Fund may record reclassifications in the capital accounts. These reclassifications have no impact on the NAV of the Fund and are designed generally to present distributable earnings on a tax basis which is considered to be more informative to the shareholder. There were no reclassifications necessary for the year ended May 31, 2026.

7.	NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In September 2023, the SEC adopted a final rule relating to "Names Rule" under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80% investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80% investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments to the Names Rule became effective on December 11, 2023. Following a recent extension by the SEC, fund groups with net assets of $1 billion or more must comply by June 11, 2026, while smaller fund groups (less than $1 billion in net assets) have until December 11, 2026. Management has decided to retain the Fund's name and, therefore, it has filed an amendment to its registration statement that has adopted an 80% policy in compliance with the new rule.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2026, Charles Schwab & Co. held 40.00% of the Fund’s shares in omnibus accounts for the sole benefit of their customers. The Trust does not know whether any of the underlying beneficial shareholders of the omnibus accounts held by Charles Schwab & Co. own more than 25% of the voting securities of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.	SUBSEQUENT EVENTS

In accordance with GAAP, Management has evaluated the impact of all subsequent events of the Fund through the date the financial statements were issued and has determined that there were no events requiring recognition or disclosure in the financial statements.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

M3Sixty Small Cap Growth Fund and the

Board of Trustees of 360 Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of M3Sixty Small Cap Growth Fund (the “Fund”), a series of 360 Funds (the “Trust”), including the schedule of investments, as of May 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period June 28, 2023 (commencement of operations) through May 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period June 28, 2023 (commencement of operations) through May 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2026 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 30, 2026

M3Sixty Small Cap Growth Fund	ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited)

May 31, 2026

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the SEC’s website at http://www.sec.gov.

Shareholder Tax Information - For the year ended May 31, 2026, the Fund paid $5,641 of ordinary income and $213,731 of long-term capital gain distributions. Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2027 to determine the calendar year amounts to be included on their 2026 tax returns. Shareholders should consult their own tax advisors.

360 FUNDS

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

M3Sixty Capital, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INVESTMENT SUB-ADVISER

Bridge City Capital, LLC

One Centerpointe Drive

Suite 565

Lake Oswego, OR 97035

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Two Liberty Place

50 South 16th Street

Suite 2900

Philadelphia, PA 19102-2529

LEGAL COUNSEL

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

CUSTODIAN BANK

Argent Institutional Trust Company

4343 Easton Commons

Suite 120
Columbus, OH 43219

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

N/A

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

N/A

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Trustee fees paid by the Funds are within Item 7. Statement of Operations as Trustee fees and expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of the Investment Advisory Agreement for the M3Sixty Small Cap Growth Fund

At the meetings held on April 22, 2026 and April 29, 2026 (the “Meetings”), the Board considered the approval of the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and M3Sixty Capital, LLC (the “Adviser”) for the M3Sixty Small Cap Growth Fund (the “Fund”).

Legal Counsel (“Counsel”) reviewed with the Board a memorandum that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Investment Advisory Agreement for the Fund. Counsel discussed with the Trustees the types of information and factors that they should consider to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest (collectively, the “Material Factors”).

In assessing these factors and reaching its decisions, the Board considered information furnished for its review and consideration throughout the year at Board meetings, as well as information prepared or presented in connection with the annual renewal process, including information in the Adviser’s presentation during the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund from the Adviser; (iii) periodic commentary on the Fund’s performance; (iv) presentations about the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the Material Factors set forth above.

The Board also requested and received various informational materials including, without limitation: (i) documents about the Adviser, including its financial condition, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (iii) benefits to be realized by the Adviser from its relationship with the Fund. In addition, the Board had an extensive discussion with the Adviser regarding the matters discussed below.

(1)       The nature, extent, and quality of the Adviser’s services.

The Board considered the Adviser’s contractual duties and responsibilities. The Board reviewed the services provided by the Adviser to the Fund, including, without limitation, the Adviser’s processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow assets, and assist in the distribution of the Fund’s shares. The Board considered the Adviser’s personnel and operating methods, succession plans, the education and experience of its staff, and its compliance program. The Board also considered the Adviser’s processes for the due diligence review, selection, and oversight of the sub-adviser, as well as the Adviser’s commitment to dedicating appropriate resources to support the Fund’s operations. After reviewing the preceding and further information, the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

(2)       Investment Performance of the Fund and the Adviser.

The Board compared the Fund’s short- and long-term performance to its benchmark, comparable funds with similar objectives and size managed by other investment advisers (its “peer group”), and category indices (e.g., Morningstar category). The Board also considered the consistency of the Adviser’s management of the Fund with its investment objective and policies.

The Board considered the benchmark and category performance of the Fund over the year ending December 31, 2025. During that period, the Fund underperformed its category average, median, and benchmark, the Russell 2000® Growth Total Return Index. The Board considered the Adviser’s explanation for the underperformance and its expectations that performance will improve. After considering the Fund’s performance, as presented at the meeting, the Board concluded it was within a reasonable range for its category. Based on the preceding, the Board concluded that the investment performance information presented for the Fund was satisfactory.

(3)	The costs of the services provided and profits realized by the Adviser from the relationship with the Fund.

The Board considered the Adviser’s staffing, personnel, and operating methods; the Adviser’s financial condition and commitment to the Fund, its assets, and overall expenses. The Trustees considered the Adviser’s financial statements and the firm’s financial stability and productivity. The Board noted that the Adviser is not yet profitable on a standalone basis. The Board considered that the overall relationship with the Trust, including revenue generated by the affiliated administrator and distributor, is profitable. The Adviser represented to the Board that the Adviser can meet its contractual obligations to the Fund for the renewal period. The Board considered the Adviser’s strategic plans to manage operational costs. The Trustees considered the fees and expenses of the Fund (including the management fee) relative to their category averages and medians as of March 18, 2026, noting that their management fees and net expense ratios were above the category averages and medians but below the maximum, and therefore within a reasonable range. The Trustees further recognized that the Fund is smaller than most of their peers by a magnitude of over ten times, which affects the net expense ratios of the Fund and the Adviser’s ability to provide breakpoints in its management fee.

The Trustees acknowledged that the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, to limit their annual operating expenses (with industry-standard exceptions) to not more than 0.99% through September 30, 2027. The Board also noted that the Adviser does not realize a profit for managing the Fund and is waiving management fees and reimbursing Fund expenses to the extent necessary to maintain the Fund’s operating expenses at or below its ELA cap. The Board recognized that the Adviser pays the sub-advisory fee for the Fund from the management fee and considered the impact of such sub-advisory fees on the Adviser’s profitability. Following this analysis, further consideration, and discussion of the preceding, the Board concluded that the management fee is fair and reasonable.

(4)	The extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The Board considered the Fund’s fee arrangements with the Adviser. The Trustees determined that, although management fees would remain unchanged as asset levels increased, the shareholders of the Fund would benefit from the expense limitation arrangement. The Board noted that while a breakpoint schedule in the Advisory Agreement would be beneficial, such a feature would only be effective if the Fund’s assets were sufficient to realize the breakpoint. The Board further noted that lower expenses for the Fund’s shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Board further noted that the Fund’s assets were at such levels that the expense limitation arrangements were providing benefits to the Fund’s shareholders. Following further discussion of the Fund’s asset levels, growth expectations, and expense structure, the Board determined that the Fund’s fee arrangements, considering all the facts and circumstances, were fair and reasonable, and that the expense limitation arrangements provided savings and protection for the benefit of the Fund’s investors.

(5)	Possible conflicts of interest and benefits derived by the Adviser.

Regarding the Adviser’s potential conflicts of interest, the Board considered (i) the experience and ability of the advisory and compliance personnel assigned to the Fund; and (ii) the substance and administration of the Adviser’s code of ethics and other relevant policies described in its compliance manual and Form ADV. It also considered the results of the Adviser’s most recent limited-scope SEC examination, which did not reveal any material deficiencies or control weaknesses. The Board, including the Independent Trustees, determined that the Adviser’s compliance policies and operational controls were reasonably designed to eliminate or mitigate these conflicts of interest.

In considering the Advisory Agreement, the Board, including the Independent Trustees, did not identify a single controlling factor, and each Trustee may have assigned different weights to the numerous factors. The Board reached the following conclusions regarding the Advisory Agreement, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Adviser maintains an appropriate compliance program; and (c) each Fund’s advisory fee is reasonable considering the Adviser’s proposed services. Based on their conclusions, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement was in the best interests of the Fund and its future shareholders.

Approval of the Sub-Advisory Agreement for the M3Sixty Small Cap Growth Fund

At the Meetings, following the presentation and review of the 15c materials by Bridge City Capital, LLC (the “Sub-Adviser”), the Board considered the approval of the renewal of the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Trust and the Sub-Adviser for the Fund.

In assessing the Material Factors and reaching its decisions, the Board considered information furnished for its review and consideration throughout the year at Board meetings, as well as information prepared or presented in connection with the annual renewal process, including information in the Sub-Adviser’s presentation during the Meeting. The Board requested and was provided with information and reports relevant to the renewal of the Sub-Advisory Agreement, including (i) reports regarding the services and support provided to the Fund and its shareholders by the Sub-Adviser; (ii) quarterly assessments of the investment performance of the Fund from the Sub-Adviser; (iii) periodic commentary on the Fund’s performance; (iv) presentations about the Sub-Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and the Sub-Adviser; (vi) disclosure information contained in the registration statement of the Trust; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Sub-Advisory Agreement, including the Material Factors set forth above.

The Board also requested and received various informational materials including, without limitation: (i) documents about the Sub-Adviser, including its financial condition, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (iii) benefits to be realized by the Sub-Adviser from its relationship with the Fund. In addition, the Board had an extensive discussion with the Sub-Adviser regarding the matters discussed below.

(1)	The nature, extent, and quality of the Sub-Adviser’s services.

The Board considered the Sub-Adviser’s contractual duties and responsibilities. The Board reviewed the services provided by the Sub-Adviser to the Fund, including, without limitation, the Sub-Adviser’s processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow assets, and assist in the distribution of the Fund’s shares. The Board considered the Sub-Adviser’s personnel, operating methods, succession plans, staff education and experience, and compliance program. The Board also considered the Sub-Adviser’s commitment to dedicating appropriate resources to support the Fund’s operations. After reviewing the preceding and further information, the Board concluded that the nature, extent, and quality of the services provided by the Sub-Adviser were satisfactory and adequate for the Fund.

(2)	Investment Performance of the Fund and the Sub-Adviser.

The Board compared the Fund’s short- and long-term performance to its benchmarks, comparable funds with similar objectives and size managed by other investment advisers (its “peer group”), and category indices (e.g., Morningstar category). The Board also considered the consistency of the Sub-Adviser’s management of the Fund with its investment objective and policies.

The Board considered the benchmark and category performance of the Fund over periods, the year ending December 31, 2025, which was presented during the renewal of the Fund’s Advisory Agreement. The Board considered the Adviser’s and Sub-Adviser’s explanations for the underperformance and their expectations that performance will improve. The Trustees also considered the Fund’s performance relative to other clients in the Sub-Adviser’s Small Cap Growth Composite, noting that the Fund’s performance trailed the composite’s slightly due to the higher fees associated with managing the fund. Based on the preceding, the Board concluded that the investment performance information presented for the Fund was satisfactory.

(3)	The costs of the services provided and profits realized by the Sub-Adviser from the relationship with the Fund.

The Board considered the Sub-Adviser’s staffing, personnel, and operating methods; the Sub-Adviser’s financial condition and its commitment to the Fund, and its asset levels and overall expenses. The Trustees considered the Sub-Adviser’s financial statements and the firm’s financial stability and productivity. The Trustees considered the fees and expenses of the Fund (including the management fee) relative to their categories as of March 18, 2026, which were presented to them during the renewal of the Fund’s Advisory Agreement. In considering the Sub-Adviser’s profitability, the Board noted the Adviser’s undertaking to maintain expense limitations for the Fund; it also noted that the Adviser pays the sub-advisory fee out of the advisory fees it receives under the Advisory Agreement. The Board further considered that the Adviser and Sub-Adviser are unaffiliated and negotiated the Sub-Advisory Agreement at arm’s length. The Board noted that the Sub-Adviser did not expect to profit from managing the Fund’s portfolio until assets reach at least $25 million. Consequently, the Sub-Adviser’s profitability was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Adviser’s management of the Fund as a substantial factor. The Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Sub-Adviser to manage comparable separate accounts. The Board considered the amount retained by the Adviser and the sub-advisory fee paid to the Sub-Adviser, relative to the services provided to the Fund. Based on the preceding, the Board concluded that the sub-advisory fee was satisfactory.

(4)	The extent to which economies of scale would be realized if the Fund grows, and whether sub-advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The Board noted that the adviser pays the Sub-Advisory fee from the adviser’s management fee. The Board noted that, although the sub-advisory fee would stay the same as asset levels increase, shareholders of the Fund benefit from the Adviser’s expense limitation arrangement for the Fund. Following further discussion of the Fund’s asset levels, growth expectations, and expense structure, the Board observed that economies of scale are not a primary factor but will be considered as the Fund’s asset levels grow.

(5)	Possible conflicts of interest and benefits derived by the Sub-Adviser.

Regarding the Sub-Adviser’s potential conflicts of interest, the Board considered (i) the experience and ability of the advisory and compliance personnel assigned to the Fund; (ii) the substance and administration of the Sub-Adviser’s code of ethics and other relevant policies described in its compliance manual and Form ADV; and (iii) the Adviser’s oversight of the Sub-Adviser. The Board, including the Independent Trustees, determined that the Sub-Adviser’s compliance policies and operational controls were reasonably designed to eliminate or mitigate these conflicts of interest.

In considering the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the numerous factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement, among others: (a) the Sub-Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreement; (b) the Sub-Adviser maintains an appropriate compliance program; and (c) the Fund’s advisory and sub-advisory fees and their respective profitability are reasonable considering the Adviser’s and Sub-Adviser’s services. Based on their conclusions, the Board, including the Independent Trustees, determined that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its future shareholders.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable, Fund is open-end management investment companies

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable, Fund is open-end management investment companies

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable, Fund is open-end management investment companies

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable, Fund is open-end management investment companies

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable at this time

ITEM 19.	EXHIBITS

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2)	Not Applicable

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not Applicable

(a)(5)	Not Applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: August 05, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: August 05, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Treasurer and Principal Financial Officer
Date: August 05, 2026